7/98                                                                 Page 1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:) August 15, 1998


                               Chevy Chase Bank
            _____________________________________________________
             (Exact name of registrant as specified in charter)



       United States           333-1682            41-6442149
 _________________________ ________________    _________________
State or other jurisdiction   (Commission        (I.R.S. Employer
of incorporation or organ-     File No.)      Identification No.
ization

    C/O CHEVY CHASE BANK, F.S.B
    8401 Connecticut Avenue
    Chevy Chase, Maryland                              20815
______________________________________             _____________
Address of principal executive offices                Zip Code


Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)





    7/98                                                  Page 2

  Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Report to Certificateholders dated
                    August 15, 1998.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Home Loan Trust by the undersigned thereunto duly authorized.


                    Chevy Chase Home Loan Trust 1997-1


                                            Mark A. Holles
    Dated:   August 15, 1998   By:________________________________

                                             Mark A. Holles
                                             Vice President